               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


               Henry Bros. Electronics, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                         HENRY BROS. ELECTRONICS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 1, 2006

                                 --------------


To: The Shareholders of
HENRY BROS. ELECTRONICS, INC.:

    NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders of HENRY BROS. ELECTRONICS, INC. (the 'Company'), a Delaware corporation, will be held at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, 14th Floor, New York, New York 10177, on Wednesday, November 1, 2006, at 10:00 a.m., Eastern Time, for the following purposes:

    1. To elect seven directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

    2. To consider and act upon a proposal to approve the Company's 2006 Stock Option Plan;

    3. To consider and act upon a proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for 2006, and;

    4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on September 19, 2006 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.


                                          By Order of the Board of Directors,


                                                  /s/ JAMES E. HENRY
                                          ______________________________________
                                                      JAMES E. HENRY
                                                  CHAIRMAN OF THE BOARD

Saddle Brook, New Jersey
September 21, 2006


-------------------------------------------------------------------------------
                                   IMPORTANT
 IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED
                             IN THE UNITED STATES.
-------------------------------------------------------------------------------

                         HENRY BROS. ELECTRONICS, INC.
                               280 MIDLAND AVENUE
                         SADDLE BROOK, NEW JERSEY 07663

                                 --------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 1, 2006

                                 --------------


                                                              September 21, 2006

    The enclosed proxy is solicited by the Board of Directors (the 'Board') of Henry Bros. Electronics, Inc., a Delaware corporation (the 'Company'), in connection with its 2006 Annual Meeting of Shareholders to be held at the offices of Epstein Becker & Green, P.C., 14th Floor, 250 Park Avenue, New York, NY 10177 on Wednesday, November 1, 2006, at 10:00 a.m., Eastern Time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

                                 SOLICITATIONS

    The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                                     VOTING

    If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the Proxy will be voted for the election of the seven nominees named herein as directors, to consider and act upon a proposal to approve the Company's 2006 Stock Option Plan and to ratify the appointment of Demetrius & Company, LLC as the Company's independent auditors for 2006. Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the meeting.

    The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

    The record date with respect to this solicitation is the close of business on September 19, 2006 and only shareholders of record at that time will be entitled to vote at the meeting. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy statement and the accompanying proxy were mailed to you on or about September 25, 2006.

                                PRINCIPAL OFFICE

    The principal executive office of the Company is 280 Midland Avenue, Saddle Brook, New Jersey 07663, and its telephone number is (201) 794-6500.

                            QUORUM AND REQUIRED VOTE

    The number of outstanding shares entitled to vote at the meeting is 5,896,065 common shares, par value $.01 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the outstanding shares of the Company's common stock shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting:

      Directors shall be elected by a plurality of the votes cast;

      The affirmative vote of the holders of a majority of the shares of common stock outstanding as of September 19, 2006 is necessary to approve the Company's 2006 Stock Option Plan; and

      The affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required to ratify the selection of Demetrius & Company, L.L.C., as the Company's independent auditors for 2006.

    Prior to the Annual meeting, we will select one or more inspectors of election for the meeting. Such inspector will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted as present for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker holding a customer's securities in street name does not vote on one or more other matters at the meeting because it has not received voting instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The persons named in the accompanying proxy will vote for the election of the following seven persons as directors, all of whom are currently members of the Board, to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Unless directed otherwise, each proxy will be voted for the nominees named below. If a nominee becomes unable or declines to serve as a director at the date of the annual meeting, the persons named in the proxy card have the right to use their discretion to vote for a substitute. All of the nominees have consented to serve as directors if elected.

                 NAME                   AGE        POSITION WITH THE COMPANY       DIRECTOR SINCE
                 ----                   ---        -------------------------       --------------
James E. Henry........................  52    Chairman, Chief Executive Officer,        1999
                                              Treasurer and Director
Irvin F. Witcosky.....................  68    President and Director                    1999
Brian Reach...........................  51    Chief Operating Officer, Vice             2004
                                              Chairman, Secretary and Director
Joseph P. Ritorto.....................  75    Director                                  2002
Robert L. De Lia Sr...................  58    Director                                  2004
David Sands...........................  49    Director                                  2005
James W. Power........................  76    Director                                  2005

    James E. Henry co-founded the Company's predecessor company in 1989 and served as President and Chief Executive Officer until December 2001 when he was elected Chairman of the Board. Mr. Henry continues to serve as Chief Executive Officer and is also the Company's Treasurer. Mr. Henry graduated from the University of New Hampshire with a Bachelor of Science degree in electrical engineering. In addition to his other responsibilities, Mr. Henry has continued to design, install, integrate and market security and communications systems as well as manage the Company's research and development.

    Irvin F. Witcosky co-founded the Company's predecessor company in 1989 and served as the Company's Executive Vice President until December 2001 when he was elected the Company's Chief Operating Officer and President. Currently, Mr. Witcosky serves as the Company's President. Mr. Witcosky served as the Company's Secretary from 1989 to November 2004 and is a member of the Board of Directors. Mr. Witcosky graduated from California Polytechnic University with a Bachelor of Science degree in aeronautical engineering. In addition to his other responsibilities, Mr. Witcosky has continued to design, integrate and market security and communication systems as well as manage the Company's operations and administration.

    Brian Reach, in addition to his prior duties, was named Chief Operating Officer in August 2006. Mr. Reach has been a member of the Company's Board of Directors since February 2004 and has served as the Company's Vice-Chairman since June 2004 and as its Secretary since November 2004. From September 1999 until April 2002, Mr. Reach was the Chief Financial Officer of Globix Corporation, a provider of application, media and infrastructure management services. Globix's common stock is traded on the OTC Bulletin Board. From May 1997 to August 1999, Mr. Reach was the Chief Financial Officer of IPC Communications, a provider of integrated telecommunications equipment and services to the financial industry. During his tenure at IPC, Mr. Reach successfully guided IPC through its leveraged recapitalization and financially restructured IPC enabling it to invest in strategic acquisitions and next generation technologies. Prior to IPC, Mr. Reach was the Chief Financial Officer of Celadon Group, Inc. and Cantel Industries, Inc. Mr. Reach became a certified public accountant in 1980 and received his Bachelor of Science degree in accounting from the University of Scranton in 1977.

    Joseph P. Ritorto has been a member of our Board since January 2002. Mr. Ritorto is the co-founder of First Aviation Services, Inc., which is located in Teterboro Airport, Teterboro, New Jersey and provides a variety of aviation support services. Mr. Ritorto has been an officer, in various capacities, of First Aviation Services since 1986. From 1991, until he retired in May 2001, Mr. Ritorto served as the Senior Executive Vice President and Chief Operating Officer of Silverstein Properties, Inc. In this capacity, Mr. Ritorto's responsibilities included overseeing operations and directing the lease administration of Silverstein owned and managed properties.

    Robert L. De Lia, Sr. has been a member of our Board since May 2004. Currently, Mr. DeLia is vice president of TJ's Motorsport, a privately held company dedicated to supplying quality motor sport products. From 2002 to 2003, Mr. DeLia was the President and Chief Executive Officer of Airorlite Communications, Inc., a company that specializes in designing, manufacturing and maintaining wireless communications equipment used to enhance and extend emergency radio frequency services and cellular communication for both fixed and mobile applications. In April 2004, a wholly-owned subsidiary of the Company purchased all of the issued and outstanding shares of stock of Airorlite Communications, Inc. From 1987 to 1999, Mr. De Lia was the President and Chief Executive Officer of Fiber Options, Inc. Mr. De Lia graduated from the New York Institute of Technology in 1969.

    David Sands is a certified public accountant and is a partner of Buchbinder Tunick & Company LLP where he is the head of the tax department. Mr. Sands is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Sands has also lectured at the New York University Summer Continuing Education and the Foundation for Accounting Education Programs. Mr. Sands received a Bachelor of Science from SUNY at Buffalo and a Master of Science in Taxation from Pace University.

    James W. Power has served as a director of the Company since December 2005. Mr. Power is Chairman of AXIUM, Inc., a digital video recording company; Chairman of MDI, Inc, a Nasdaq listed provider of integrated access control and physical security products for government and commercial organizations; director of RAE Systems, Inc., a manufacturer of equipment used to detect weapons of mass destruction, hazardous materials and toxic chemicals; and the principal partner in J.W. Power & Associates. Mr. Power previously served as Chairman of the Board of InfoGraphic Systems Corp.; President and Chief Executive Officer of Martec\SAIC; President and

Chief Executive Officer of Pinkerton Control Systems and has held senior executive positions with Cardkey Systems, Inc., Nitrol Corporation and TRW Data Systems. Previously, he has served as a director of National Semiconductor, ICS Corporation, and Citicorp Custom Credit and Citicorp Credit Services.

    THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SEVEN NOMINEES FOR DIRECTOR LISTED ABOVE.

                           GOVERNANCE OF THE COMPANY
               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the year ended December 31, 2005, the Board held five meetings and acted by unanimous consent five times. All of the directors who were members of the Board at the time of the meeting attended all of these meetings, except Mr. Ritorto, who did not attend one meeting. The Board has established a compensation committee, an audit committee and a nominating committee. We consider Messrs. Ritorto, De Lia, Sands and Power to be independent in accordance with Section 121A of the American Stock Exchange's listing standards.

    Messrs. Ritorto, Sands and Power are the members of the Audit Committee. Each member of the Audit Committee meets the financial literacy requirements of the American Stock Exchange. The Audit Committee is responsible for the appointment, compensation and oversight of the work of any independent auditor employed by the Company. The Audit Committee also reviews with the Company's independent auditor the adequacy and effectiveness of the Company's system of internal financial controls and accounting practices. The Audit Committee has adopted an Audit Committee Charter. This charter is available to the shareholders on our website, www.hbe-inc.com, and is also available in print to any stockholder upon written request to: Henry Bros. Electronics, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663, Attention: Secretary. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis. The Audit Committee met 3 times during 2005. The Board has determined that Mr. Sands qualifies as an 'audit committee financial expert' under applicable Securities and Exchange Commission rules and regulations governing the Audit Committee.

    The Compensation Committee recommends to our Board the compensation to be paid to our officers and directors, administers our stock option plans and approves the grant of options under these plans. The Compensation Committee met 3 times during 2005. Messrs. De Lia and Ritorto are the members of our compensation committee.

    Our Nominating Committee is comprised of Messrs. DeLia and Sands. The Nominating Committee did not meet during 2005 but recommended to the Board each of the nominees who have been nominated for election to the Board at the 2006 Annual Meeting. The principal functions of the nominating committee are to: (i) develop policies on the size and composition of the Board of Directors; (ii) identify individuals qualified to become members of the Board of Directors and review candidates for Board membership; (iii) perform board performance evaluations on an annual basis and (iv) recommend a slate of nominees to the Board of Directors annually. The Board has adopted a written charter setting forth the functions of the Nominating Committee and providing direction as to nominating policies and procedures. This charter is available to the shareholders on our website, www.hbe-inc.com. The Nominating Committee's charter is also available in print to any stockholder upon written request to: Henry Bros. Electronics, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663,
Attention: Secretary.

    The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for directors. Candidates may come to the attention of the Nominating Committee through current board members, stockholders or other persons. The Nominating Committee will consider all recommendations of director nominees in a like manner. The Company has no formal procedures pursuant to which stockholders may recommend nominees to our Board of Directors and the Board of Directors believes that the lack of a formal procedure will not hinder the consideration of qualified nominees. Any stockholder desiring to suggest a Board nominee should send the name of such nominee for consideration to the attention of: Henry Bros. Electronics,

Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663, Attention: Secretary. Any such nomination must include:

      As to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

      The nominating stockholder's name and address as they appear on our books, and the class and number of our shares beneficially owned by such stockholder.

                        COMMUNICATING WITH OUR DIRECTORS

    Shareholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Henry Bros. Electronics, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663,
Attention: Secretary.

    Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee is appointed by the Board to assist the Board in monitoring:

      the integrity of the financial statements of Henry Bros. Electronics, Inc.,

      the independent auditor's qualifications and independence,

      the performance of the independent auditors of Henry Bros. Electronics, Inc., and the compliance by Henry Bros. Electronics, Inc. with legal and regulatory requirements.

    We meet with management periodically to consider the adequacy of the internal controls of Henry Bros. Electronics, Inc. and the objectivity of its financial reporting. We discuss these matters with the independent auditors of Henry Bros. Electronics, Inc. and with appropriate company financial personnel.

    We regularly meet privately with the independent auditors who have unrestricted access to the committee.

    We select, evaluate and, where appropriate, replace the independent auditor, and review periodically their performance, fees and independence from management.

    Each of the Directors who serves on the committee is 'independent' for purposes of the AMEX listing standards. That is, the Board of Directors has determined that none of Messrs. Sands, Ritorto and Power has a relationship with Henry Bros. Electronics, Inc. that may interfere with his independence from Henry Bros. Electronics, Inc. and its management.

    The Board has adopted a written charter setting out the audit related functions the committee is to perform. The Board reviews the charter on an ongoing basis to assure that the functions and duties of the Audit Committee will continue to conform to such applicable SEC and stock exchange regulations as they may be amended or modified in the future. The charter is available to shareholders on our website, www.hbe-inc.com.

    Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with us any issues they believe should be raised with us. We monitor these processes, relying without independent verification on the information provided to us and on the representations made by management and the independent auditors.

    This year, we reviewed Henry Bros. Electronics, Inc.'s audited financial statements as of and for the year ended December 31, 2005, and met with both management and Demetrius & Company, LLC, Henry Bros. Electronics, Inc.'s independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

    We have received from Demetrius & Company, LLC and discussed with them the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with Demetrius & Company, LLC any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in Henry Bros. Electronics, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2005.

                                          Audit Committee:
                                          David Sands
                                          Joseph Ritorto
                                          James W. Power

                           COMPENSATION OF DIRECTORS

    Directors who are also our employees receive no additional compensation for attendance at board meetings. The Company's non-employee directors receive a quarterly fee of $1,250 and an annual stock option grant to purchase 2,000 shares of the Company's common stock at the closing share price on the day of the grant and $1,000 for attendance at each Board or Committee meeting. In August 2005, Messrs. De Lia, Ritorto, and Sands each received an option to purchase 2,000 shares of our common stock at $4.90 per share exercisable through December 2010. All directors are entitled to be reimbursed for their travel, lodging and other out-of-pocket expenses related to their attendance at board and committee meetings.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee in 2005 were Messrs. De Lia and Ritorto. The Board made all decisions concerning executive compensation during 2005. No executive officer of the Corporation served as a member of the Board of Directors of another entity during 2005. None of the members has ever been an officer or employee of Henry Bros. Electronics, Inc. or any of its subsidiaries, and no 'compensation committee interlocks' existed during fiscal 2005.

                       CODE OF CONDUCT AND CODE OF ETHICS

    We have adopted a Code of Conduct which applies to our officers, directors and employees, and a Code of Ethics which applies to our senior financial officers. The codes are available in print to any stockholder upon written request to: Henry Bros. Electronics, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663, Attention: Secretary.

                                 PROPOSAL NO. 2
                        PROPOSED 2006 STOCK OPTION PLAN

    There is being submitted to the shareholders for approval at the Annual Meeting, the Henry Bros. Electronics, Inc. 2006 Stock Option Plan which authorizes the issuance of options to purchase up to 250,000 shares of the Company's common stock. The 2006 Plan was approved by the Company's Board, subject to shareholder approval, at a meeting held on August 2, 2006. If approved, the 2006 Plan will terminate on August 2, 2016.

    Under the 2006 Stock Option Plan, the Company's employees, directors and consultants are eligible to be granted stock options. All options granted under the 2006 Plan shall be either 'Incentive Stock Options' ('ISOs'), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options ('NQOs'); provided, however, ISOs shall be granted only to employees of the Company. An option shall be identified as an ISO or NQO in writing in the document or documents evidencing the grant of the option. We believe that stock options play an important role in providing those eligible to participate with an incentive and inducement to contribute fully to the further growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company on an attractive basis.

    All stock options granted under the 2006 Plan will be exercisable at such time or times and in such installments, if any, as our compensation committee or the Board may determine and expire no more than ten years from the date of grant. The exercise price of the stock option will be the fair market value of the Company's common shares on the date immediately preceding the date on which the option is granted. Options are non-transferable except by will or by the laws of descent and distribution. Each option granted under the 2006 Plan will be evidenced by a written agreement.

    Options granted under the 2006 Plan terminate three months after the optionee's relationship with the Company is terminated except if termination is for cause or by reason of death or disability unless otherwise provided in the Stock Option Agreement between the optionee and the Company. In the case of death or disability, the option terminates six months after the optionee's death or termination of employment by reason of disability unless otherwise provided in the optionee's Stock Option Agreement. If an employee's employment is terminated for cause, then any unexercised options held by the employee are canceled upon termination of employment unless otherwise provided in the Optionee's Stock Option Agreement. In the case of a non-employee director who has served his or her full term, all vested options remain exercisable until the termination date set forth in the stock option agreement to which such options relate.

    The Board has a limited right to modify or amend the 2006 Plan which does not include the right to increase the number of shares which is available for the grant of options. The 2006 Plan will be administered by the compensation committee appointed by the board of directors.

    Those eligible to participate in the 2006 Plan, will receive, for no consideration prior to exercise, the opportunity to profit from any rise in the market value of the Company's common stock. This will dilute the equity interest of the Company's other shareholders. The grant and exercise of the options also may affect the Company's ability to obtain additional capital during the term of any options.

         FEDERAL INCOME TAX CONSEQUENCES OF THE 2006 STOCK OPTION PLAN

    The following is a summary of the Federal income tax consequences of transactions under the 2006 Stock Option Plan, based on Federal income tax laws in effect on January 1, 2006. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

    Benefits which may be granted pursuant to the 2006 Stock Option Plan include incentive stock options and nonqualified stock options.

    Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

    If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) the Company will be entitled to deduct the amount of compensation income, which was taxed to the optionee for Federal income tax purposes, if it complies with applicable reporting requirements (the 'reporting requirements') and if the amount represents an ordinary and necessary business expense of the Company (the 'ordinary and necessary text'). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

    Options are eligible for favorable tax treatment as incentive options only to the extent that not more than $100,000 in fair market value at the date of grant (generally measured by the exercise price) first becomes exercisable in any one calendar year. For purposes of this rule, option grants are aggregated and a series of option grants over several years may in the aggregate result in more than $100,000 of options that first became exercisable in any one calendar year. Moreover, options that accelerate in the event of a change in control may also cause more than $100,000 of options to become exercisable in the year of acceleration. If more than $100,000 of options first become exercisable in any one year, the excess options are non-qualified options regardless of the characterization in the grant agreement.

    Non-qualified Stock Options. Except as noted below, in the case of nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) the Company is entitled to a Federal income tax deduction equal to the amount of income taxed to the optionee as ordinary income, subject to the Company's satisfaction of the reporting requirements and the ordinary and necessary text; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares.

    Change of Control Event. The 2006 Stock Option Plan provides for the early exercisability of outstanding options in the event of a Change of Control Event as defined in the 2006 Stock Option Plan. The acceleration of these benefits may be deemed to constitute a 'parachute payment' under the Code. 'Excess parachute payments,' as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Company.

    The Board is Recommending the Adoption of the 2006 Plan. The description of the proposed 2006 Plan set forth above is qualified in its entirety by reference to the text of the 2006 Plan as set forth in Exhibit A.

                                 PROPOSAL NO. 3
  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Our board of directors recommends the selection of Demetrius & Company, L.L.C. as the independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2006.

    Representatives of Demetrius & Company, L.L.C. are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

           FEES PAID TO OUR INDEPENDENT AUDITORS DURING 2005 AND 2004

AUDIT FEES

    The aggregate fees billed by Demetrius & Company, L.L.C. for professional services rendered for the audits of the Company's annual financial statements on Form 10-KSB and the reviews of the financial statements on Form 10-QSB for the fiscal year ended December 31, 2005 were $86,087 and for the year ended December 31, 2004 were approximately $69,905.

AUDIT-RELATED FEES

    The aggregate fees billed for audit-related services by the principal accountant for the year ended December 31, 2005 were approximately $2,200 and for the year ended December 31, 2004 were $14,900. Audit related services include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions and review of registration statements.

TAX FEES

    The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended December 31, 2005 was $21,000, and for the year ended December 31, 2004 was $20,000. The services comprising these fees include tax consulting and submitting tax returns.

ALL OTHER FEES

    The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the year ended December 31, 2005 was $375 and for the year ended December 31, 2004 was $800. These fees related to work performed on consents on Form S-8 Registrations and procedures on a Form 8-K filing in 2004.

            PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

    The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by the auditor. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

                             EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid to each executive officer who was serving as an executive officer as of December 31, 2005, whose compensation was in excess of $100,000 for the last three years ended December 31, 2005, 2004 and 2003.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION           LONG-TERM COMPENSATION
                                           -------------------------------   ---------------------------
                                                                                AWARDS        PAYOUTS
                                                                             ------------   ------------
                                                                              SECURITIES     ALL OTHER
                                                         SALARY      BONUS    UNDERLYING    COMPENSATION
       NAME AND PRINCIPAL POSITION         YEAR(S)       ($)(1)       ($)    OPTIONS/SARS       ($)
       ---------------------------         -------       ------       ---    ------------       ---
James E. Henry ..........................    2005       130,680       --        --             --
  Chairman and Chief Executive               2004       130,680       --        --             --
  Officer and Treasurer                      2003       163,350       --        --             3,393(2)
Irvin F. Witcosky ........................   2005       130,680       --        --             --
  President and Chief Operating Officer(3)   2004       130,680       --        --             --
                                             2003       163,350       --        --             3,393(2)
Philip A. Timpanaro ......................   2005       104,231       --        --             --
  Chief Financial Officer (4)

---------

(1) Effective in December 2003, Messrs. Henry and Witcosky voluntarily reduced their salaries.

(2) Company matching contribution under its 401-K and profit sharing plan.

(3) Effective August 8, 2006, Mr. Brian Reach assumed the position of Chief Operating Officer.

(4) Effective August 8, 2006 Mr. Timpanaro ceased being the Chief Financial Officer and became the Corporate Controller.

    The following table sets forth certain information with respect to stock options and warrants made to the named executive officers during 2005.

                             OPTION GRANTS IN 2005

                               INDIVIDUAL GRANTS

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                                                                                      RATES OF
                                                  % OF TOTAL                                         STOCK PRICE
                                                   OPTIONS                                        APPRECIATION FOR
                         NUMBER OF SECURITIES     GRANTED TO                                       OPTION TERM ($)
                          UNDERLYING OPTIONS      EMPLOYEES      EXERCISED PRICE   EXPIRATION   ---------------------
                               GRANTED          IN FISCAL YEAR      PER SHARE         DATE         5%          10%
                               -------          --------------      ---------         ----         --          ---
Philip A. Timpanaro...          25,000              12.20%            $5.65        5/27/2010     $39,025     $86,235

    The following table sets forth information regarding options held by the named executive officers at December 31, 2005.

            AGGREGATED EXERCISES AND YEAR END OPTION VALUES IN 2005

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                              OPTION AT YEAR END          OPTIONS AT YEAR END
                        SHARES ACQUIRED       VALUES       -------------------------   -------------------------
         NAME             ON EXERCISE        REALIZED      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
         ----             -----------        --------      -------------------------   -------------------------
Brian Reach...........      --               --                  80,000/20,000               --
Philip A. Timpanaro...      --               --                       0/25,000               --

                      REPORT OF THE COMPENSATION COMMITTEE

    Henry Bros. Electronics' Compensation Committee is comprised of two independent, non-employee directors. The Committee establishes and administers Henry Bros. Electronics' executive compensation program, assists the Board of Directors with its responsibilities relating to executive officer and director compensation and oversees incentive and equity-based compensatory plans in which executive officers and other employees of Henry Bros. Electronics participate. The Committee seeks to offer compensation to Henry Bros. Electronics' executive officers to enable Henry Bros. Electronics to attract, retain and reward highly qualified individuals, whose contributions are necessary for Henry Bros. Electronics' long-term success. Compensation generally consists of salary and a cash bonus, which provide current incentives, and stock options, which provide longer-term incentives. In determining executive compensation, the Committee evaluates a variety of factors relating to Henry Bros. Electronics' performance during the prior fiscal year, including revenue and sales growth and progress towards long-term goals. In addition, the Committee reviews the individual performance of Henry Bros. Electronics' executive officers, including their achievement of managerial objectives.

BASE SALARY AND CASH BONUS

    Henry Bros. Electronics does not have employment agreements with any of its executives. Base salaries for executive officers are determined by evaluating a variety of factors, including the experience of the individual, the competitive marketplace for managerial talent (including a comparison of base salaries for comparable positions at similar companies of comparable size and capitalization), Henry Bros. Electronics' performance, the executive's performance, and the responsibilities of the executive. Cash bonus awards are based on a variety of factors, including the individual performance of the executive and Henry Bros. Electronics' performance.

EQUITY COMPENSATION

    The Compensation Committee believes that stock-based compensation arrangements are essential in aligning the interests of management and the stockholders. Henry Bros. Electronics' 2002 Stock Plan provides for the issuance of stock options to its executive officers and other employees. Stock options to purchase shares of Henry Bros. Electronics' common stock are issued at an exercise price equal to the fair market value of such stock on the date immediately preceding the date on which the stock option is granted. These options typically vest over a three to five year period from the date of grant and are granted to Henry Bros. Electronics' executive officers and other employees as a reward for past individual and corporate performance and as an incentive for future performance. The size of awards is determined by the Committee based on factors such as the executive's position, individual performance and Henry Bros. Electronics' performance.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    During 2005, Mr. Henry received a base pay of $130,680. In December 2003, Mr. Henry voluntarily waived the receipt of his salary by twenty percent to help reduce the Company's costs. This salary reduction was not restored in 2005. In determining Mr. Henry's salary for 2005, the Committee considered competitive compensation data for chief executive officers of similar companies within the security systems integration industry, taking into account their past experience, performance and knowledge. The Committee also considered Henry Bros. Electronics' performance during the prior fiscal year, Mr. Henry's qualifications, knowledge and experience, and his leadership to Henry Bros. Electronics in its achievement of strategic and financial objectives.

                           THE COMPENSATION COMMITTEE

    Robert De Lia, Sr.

    Joseph P. Ritorto

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
                              STOCKHOLDER MATTERS

    The table that follows sets forth, as of September 19, 2006 certain information regarding beneficial ownership of our common stock by each person who is known by us to beneficially own more than 5% of our common stock. The table also identifies the stock ownership of each of our directors, each of our officers, and all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

    Unless otherwise indicated, the business address for each of the named individuals is Henry Bros. Electronics, Inc., 280 Midland Avenue, Saddle Brook, New Jersey 07663.

    Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

    The applicable percentage of ownership is based on 5,896,065 shares outstanding as of September 19, 2006.

                                                                                    PERCENTAGE OF
                  NAME, ADDRESS AND TITLE                     NUMBER OF SHARES       COMMON STOCK
                    OF BENEFICIAL OWNER                      BENEFICIALLY OWNED   BENEFICIALLY OWNED
                    -------------------                      ------------------   ------------------
James E. Henry, Chairman, Chief Executive Officer,
  Treasurer and Director...................................      1,400,000               23.7%
Irvin F. Witcosky, President, and Director.................      1,400,000               23.7%
Brian Reach, Vice Chairman, Chief Operating Officer,
  Secretary and Director (1)...............................        138,000                2.3%
Philip A. Timpanaro, Corporate Controller (2)..............          8,333                *
Robert De Lia, Sr., Director (3)...........................         42,000                *
James W. Power, Director (4)...............................          2,000                *
Joseph Ritorto, Director (5)...............................         44,000                *
David Sands, Director (6)..................................          2,000                *
All executive officers and directors as a group
 (8 persons) (7)...........................................      3,036,333               50.5%

---------

*  Less than 1%

(1) The amount shown for Mr. Reach includes a currently exercisable option to purchase 88,000 shares of the Company's Common Stock at a price of $7.10 per share.

(2) The amount shown for Mr. Timpanaro includes a currently exercisable option to purchase 8,333 shares of the Company's Common Stock at a price of $5.65 per share.

(3) The amount shown for Mr. De Lia, Sr. includes two currently exercisable options to purchase 2,000 shares each of the Company's Common Stock at a price of $7.19 and $4.90 per share, respectively.

(4) The amount shown for Mr. Power includes a currently exercisable option to purchase 2,000 shares of the Company's Common Stock at a price of $6.08 per share.

(5) The amount shown for Mr. Ritorto includes currently exercisable options to purchase 5,000 shares at $7.95 and 2,000 shares each of the Company's common stock at $7.19 and $4.90 per share, respectively.

(6) The amount shown for Mr. Sands includes a currently exercisable option to purchase 2,000 shares of the Company's Common Stock at a price of $4.90 per share.

(7) The amount shown includes currently exercisable options to purchase 113,333 shares of the Company's common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In April 2004, a wholly-owned subsidiary of the Company purchased all of the issued and outstanding shares of Airorlite Communications, Inc. ('Airorlite'). At the time of this purchase, Mr. De Lia, one of our directors, was the president and chief executive officer of Airorlite. As part of this transaction, the Company paid the sum of $100,000 to Mr. De Lia in full payment of the outstanding balance of a loan made by Mr. De Lia to Airorlite and issued Mr. De Lia 37,000 shares of the Company's common stock. Under the Airorlite purchase Agreement, the Company was also obligated to, upon the filing of the Airorlite's tax return for the period ended March 31, 2004, reimburse Mr. De Lia's for his pro-rata share of Airorlite's tax liability, if any, in an amount equal to the amount of such tax liability grossed up by 54%.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act, requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Our officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

    To our knowledge, for the year ended December 31, 2005, based solely on a review of the copies of such reports furnished to the Company and representations by these individuals that no other reports were required during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners have been timely filed except that Messrs. Ritorto and De Lia did not timely file a Form 4. These forms have since been filed.

                               PERFORMANCE GRAPH

    The following line graph compares the yearly percentage change in the cumulative total shareholder return on the Common Stock from November 16, 2001 (the date that Henry Bros. Electronics, Inc. began trading as a public company) through December 31, 2005 with the cumulative total return of the Dow Jones Wilshire 5000 (our Major Market Index) and the Dow Jones Wilshire Electrical Components & Equipment Index (our Industry Index). The graph below assumes that $100 was invested on November 16, 2001 in our Common Stock, the Dow Jones Wilshire 5000 and the Dow Jones Wilshire Electrical Components & Equipment Index. Dividend reinvestment has been assumed and, with respect to companies in the Dow Jones Wilshire 5000 and the Dow Jones Wilshire Electrical Components & Equipment Index, the returns of such companies have been weighted at each measurement point to reflect relative stock market capitalization.

                              [PERFORMANCE GRAPH]



    -------------

* $100 invested on 11/16/01 in stock or on 10/31/01 in index including reinvestment of dividends. Fiscal year ending December 31.

                                                            CUMULATIVE TOTAL RETURN
                                              ---------------------------------------------------
                                              11/01    12/01    12/02    12/03    12/04    12/05
                                              -----    -----    -----    -----    -----    -----
HENRY BROS. ELECTRONICS, INC................  100.00    92.14    83.42    68.80    60.81    55.04
DOW JONES WILSHIRE 5000.....................  100.00   109.58    86.72   114.16   128.58   136.71
DJ WILSHIRE ELECTRICAL COMPONENTS &
  EQUIPMENT.................................  100.00   110.77    61.52    99.95    95.12   100.93

                  SHAREHOLDER PROPOSALS -- 2007 ANNUAL MEETING

    Proposals by any shareholder intended to be included in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2007 must be received at the principal executive offices of the Company on or before February 28, 2007.

                                  UNDERTAKING

    The Company is providing without charge to each person solicited by this proxy statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 including the financial statements and financial statement schedules required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year.


                                          By Order of the Board of Directors,


                                                       /s/ JAMES E. HENRY
                                          ______________________________________
                                                      JAMES E. HENRY
                                                  CHAIRMAN OF THE BOARD

                                                             EXHIBIT A

                              -------------------

                         HENRY BROS. ELECTRONICS, INC.
                             2006 STOCK OPTION PLAN

                              -------------------

    1. PURPOSE OF PLAN. This 2006 Stock Option Plan (the 'Plan') is designed to assist Henry Bros. Electronics, Inc. (the 'Company') in attracting and retaining the services of employees, Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

    2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it shall be either 'Incentive Stock Options' ('ISOs'), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), or non-qualified stock options ('NQOs'); provided, however, ISOs shall be granted only to employees of the Company. An option shall be identified as an ISO or NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ('Rule 16b-3'). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

    3. DEFINITIONS. In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context requires a different meaning:

        'Board' means the Board of Directors of the Company.

        'Code' means the Internal Revenue Code of 1986, as the same may from time to time be amended.

        'Committee' means the committee referred to in Section 5 hereof.

        'Common Stock' means the Common Stock of the Company, par value $.01 per share.

        'Designated Beneficiary' means the person designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

        'Fair Market Value' means the closing price of the Common Stock on the American Stock Exchange on the date immediately proceeding the date of grant (the 'Closing Price') or if the Common Stock is no longer traded on the American Stock Exchange, the Closing Price on Nasdaq or any other automated quotation system, or if the Common Stock shall not be included in any automated quotation system, as determined by the Committee or the Board in good faith based on all relevant factors.

        'Non-Employee Directors' means a director who is not currently an officer of or employed by the Company or any of its majority-owned subsidiaries.

        'Stock Options' means any stock options granted to an optionee under the Plan.

        'Stock Option Agreement' means a stock option agreement entered into pursuant to the Plan.

4. STOCK OPTIONS: STOCK SUBJECT TO PLAN.

    The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 250,000 shares, subject to adjustment as provided in Section 9 of the Plan. If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new option grants.

5. ADMINISTRATION.

    (a) The Plan shall be administered by the Compensation Committee or, if such Committee is not appointed, then it shall be administered by the Board. Options may be granted by the Board or the Committee. For purposes of the Plan, the Board or its appointed Committee shall be referred to as the 'Committee.' The Committee, if any, shall be appointed by the Board and shall consist of not less than two members. The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

    (b) Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to:

        (i) prescribe, amend and rescind rules and regulations relating to the Plan;

        (ii) interpret the Plan and the respective Stock Options; and

        (iii) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

    (c) The provisions of this Section 5 shall survive any termination of the Plan.

6. GRANTS OF OPTIONS.

    (a) Employees, employee directors, Non-Employee Directors, Employees of the Company or any of its subsidiaries shall be eligible to be selected by the Committee to receive stock option grants.

    (b) Subject to the provisions of the Plan, the Committee shall determine and designate the persons to whom grants will be made, the number of Stock Options to be granted and the terms and conditions of each grant.

7. TERMS AND EXERCISE OF STOCK OPTION.

    (a) Unless otherwise determined by the Committee, each Stock Option shall terminate no later than ten years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted. The date of termination pursuant to this paragraph is referred to hereinafter as the 'termination date' of the option.

    (b) Stock Options shall be exercisable at such time or times and in such installments, if any, as the Committee or Board may determine. In the event any Stock Option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the Stock Option unless otherwise provided in the Stock Option Agreement.

    (c) A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment, to the Company, (i) deliver Common Stock already owed by him or her, valued at fair market value on the date of delivery, as payment for the exercise of any Stock Option provided such shares have been owned by the optionee for at least six months prior to exercise or were not acquired, directly or indirectly, from the Company, or (ii) instruct a broker to notify the Company of optionee's exercise and sell stock to cover the exercise price and tax withholding. In the event a Stock Option is being exercised, in whole or in part pursuant to Section 8(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

    (d) In the event an optionee elects to deliver Common Stock already owned by such optionee or to request that Common Stock be withheld in accordance with subsection (c) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

8. OTHER STOCK OPTION CONDITIONS.

    (a) Except as expressly permitted by the Board, no Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by his or her legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

    (b) Unless otherwise determined by the Committee, in the event of the termination of an optionee's employment by the Company at any time for any reason (excluding disability or death), the portion of his or her Stock Option which is exercisable at the date of termination of employment and all rights thereunder shall terminate on the date of termination of the optionee's relationship with the Company, except that the optionee shall have the right to exercise his or her Stock Option (to the extent that the optionee was entitled to exercise it as of the date of termination), within three (3) months of the date of termination, but in no event later than the termination date of his or her Stock Option; provided, however, if the optionee is terminated for cause, the Stock Option shall terminate on the date of termination of employment. The Committee or the Board, may determine, in their sole discretion, whether the date of termination will be based on the last day the optionee performed services for the Company rather than the date of termination. Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), the portion of his or her Stock Option which is exercisable at the date of disability and all rights thereunder shall be exercisable by the optionee (or his or her legal representative) at any time within six (6) months of termination of employment -- but in no event later than the termination date of his Stock Option.

    (c) Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her designated beneficiary or beneficiaries (or if none have been effectively designated, by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within six (6) months after the date of death, but not later than the termination date of his or her Stock Option.

    (d) Nothing in the Plan or in any option granted pursuant hereto shall confer on an employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his employment at any time, with or without cause.

    (e) Notwithstanding anything to the contrary herein, in the event a Non-Employee Director has served his full term, his Stock Options that are exercisable shall be exercisable until the termination date of his Stock Option. If a Non-Employee Director shall die while serving on the Board, the portion of his Stock Option which is exercisable at the date of death may be exercised by his designated beneficiary or beneficiaries (or, a person who has been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) at any time within one year after the date of his death, but not later than the termination date of his Stock Option. Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on any Non-Employee Director any right to continue as a director of the Company.

    (f) Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

    9. ADJUSTMENTS. The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, liquidation, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee or the Board, whose determination shall be binding and conclusive.

10. AMENDMENT AND TERMINATION.

    (a) Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 9); (ii) permit the grant of options to anyone other than the officers, employee directors, Non-Employee Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 9); or (iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Section 8(c) of the Plan), terminate such optionee's Stock Option or adversely affect such optionee's rights thereunder.

    (b) Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company or of any proposed consolidation or merger of the Company (each of the foregoing a 'Change of Control Event'), the Company may
(i) accelerate the vesting schedule in such manner as the Company may decide in its sole discretion, or (ii) give written notice to the holder of any Stock Option that the portion of his or her Stock Option which is exercisable on the date of the notice may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock

Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate shall be consummated within six (6) months after the date of such notice. If such Change of Control Event shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six month period. Alternatively, outstanding Stock Options under the Plan may be assumed or converted to similar options in any surviving or acquiring entity, but, if the surviving or acquiring entity shall refuse to assume, or convert, said Stock Options, they shall be terminated if not exercised according to the requirements set forth above.

    11. OPTION EXERCISE PRICE. The price per share to be paid by the optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the optioned Common Stock on the date immediately preceding the date on which the Stock Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value. The price per share to be paid by the optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date immediately preceding the date on which the NQO is granted, as determined by the Committee.

    12. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an optionee's ISOs, together with incentive stock options granted under any other plan of the Company are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. If an optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a fair market value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

    13. INDEMNIFICATION. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person's related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

    14. EFFECTIVE DATE OF THE PLAN; TERMINATION OF THE PLAN AND STOCK OPTIONS. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of the majority of Common Stock of the Company on or before December 31, 2006.

    15. EXPENSES. Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

16. GOVERNMENT REGULATIONS, REGISTRATIONS AND LISTING OF STOCK.

    (a) The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

    (b) The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the 'Act') is then in effect with respect to shares issuable upon exercise of any Stock Option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a Registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such Stock Option; the Company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act.

    (c) In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or Nasdaq, the Company shall not be required to issue a certificate for such shares upon the exercise of any Stock Option, or to list the shares so issuable on such national securities exchange or Nasdaq.

                                 Appendix 1


                         HENRY BROS. ELECTRONICS, INC.
                                     PROXY
         ANNUAL MEETING OF SHAREHOLDERS -- WEDNESDAY, NOVEMBER 1, 2006

The undersigned shareholder of Henry Bros. Electronics, Inc.. (the 'Company') hereby appoints James E. Henry and Brian Reach and each of them, the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on September 19, 2006 at the Annual Meeting of Shareholders of the Company to be held at the offices of Epstein Becker & Green, P.C., 250 Park Avenue, 14th Floor, New York, New York 10177 at 10:00 a.m., Eastern Time, on Wednesday, November 1, 2006, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes [O] or [X] in blue or black ink.

1. Election of Directors.

    [ ] FOR ALL               [ ] WITHHOLD AUTHORITY ONLY FOR THOSE NOMINEES                [ ] WITHHOLD AUTHORITY
     NOMINEES                     WHOSE NAME(S) I HAVE CROSSED OUT BELOW                       FOR ALL NOMINEES

Nominees for Directors are:
   James E. Henry                Brian Reach               Robert L. De Lia Sr.      David Sands
   Irvin F. Witcosky             James W. Power            Joseph P. Ritorto

2. Proposal to approve the Company's 2006 Stock Option Plan.

               [ ] FOR      [ ] AGAINST         [ ] ABSTAIN

                                                              (See reverse side)

3. Proposal to approve the selection of Demetrius & Company, L.L.C. as the Company's independent auditors for the year ending December 31,
   2006.   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                         [Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.]

                         SIGNATURE(S) should be exactly as the name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                         Dated: ........................................ , 2006

                         ......................................................
                                              (Signature)

                         ......................................................
                                              (Print Name)

                         ......................................................
                                              (Signature)

                         ......................................................
                                              (Print Name)